Exhibit 99.1

Access National Declares Dividend, Reports Second Quarter Earnings

RESTON, Va.--(BUSINESS WIRE)--July 17, 2015--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported second quarter 2015 net income of $4.0 million, or $0.38 per common share. This represents the Corporation’s 60th consecutive quarterly profit over its 62 quarter history. Consistent with management’s stated objective of a 40%-50% payout ratio against core earnings, the Board of Directors declared a cash dividend of $0.15 per share for holders of record as of August 03, 2015 and payable on August 25, 2015. The routine dividend reflects Management’s favorable performance outlook and comfort with a favorable capital position.

Overall, second quarter 2015 pretax earnings increased $1.3 million or 28% when compared to second quarter 2014. The increase was primarily due to increases in pretax income for both the banking and mortgage segments from second quarter 2014 of $430 thousand and $800 thousand, respectively. The banking segment’s increase was due to an increase in net interest income over second quarter 2014 of $1.0 million partially offset by an increase in provision for loan losses of $150 thousand, an increase in salaries and benefits of $334 thousand, and an increase in other operating expense of $222 thousand due largely to enhancements in the Bank’s online banking platform. The mortgage segment’s increase over second quarter 2014 was due to an increase in mortgage loan originations of $36 million or 33%. This resulted in an increase of $1.5 million in non-interest income which was partially offset by an increase in non-interest expense of $778 thousand over 2014 due to costs related to the increased production volume.

Net interest margin for the first six months of 2015 decreased from 3.79% to 3.69% when compared to the same period in 2014. On a linked quarter basis, the margin decreased to 3.67% for the three months ended June 30, 2015 compared to 3.72% for the three months ended March 31, 2015.

On a consolidated basis, the Corporation reported annualized return on average assets of 1.44% and 1.40% for the three and six month periods ended June 30, 2015, respectively. Meanwhile, the annualized return on average equity was 15.54% and 14.87% for the three and six months ended June 30, 2015, respectively.

Total assets at June 30, 2015 amounted to $1.2 billion compared to $1.1 billion at December 31, 2014, an overall increase of $113.2 million. An increase in loans held for investment of $57.5 million, a $33.0 million increase in interest-bearing balances, a $13.5 million growth in investment securities, and a growth in loans held for sale of $5.3 million accounted for the majority of this increase. Loan growth in all categories of the loans held for investment portfolio has occurred during the first half of 2015. Overall, the portfolio of loans held for investment grew at an annualized rate of 14.8% with commercial real estate-owner occupied loans increasing by the largest dollar amount.

Total deposits at June 30, 2015 increased $150.0 million from December 31, 2014 due mainly to an increase in demand deposits of $86.4 million and an increase in brokered deposits of $100.1 million. The deliberate increase in brokered deposits during the most recent period was to partially offset the increase in securities, and the increase in loans held for sale from December 31, 2014, as well as reduce short-term borrowings. Management continues to focus on expanding business banking relationships as evidenced by the 34.2% year-to-date growth in demand deposits.

Non-performing assets (NPAs) increased to $7.4 million at June 30, 2015 from $1.6 million at December 31, 2014, representing 0.64% and 0.15% of total assets, respectively. The increase in NPA’s was mainly due to the addition of two loans totaling $6.6 million to non-accrual status. The Bank did not have other real estate owned at June 30, 2015, while Access Real Estate, LLC had other real estate owned with a carrying value of $500 thousand. The allowance for loan loss had a slight increase from $13.4 million at December 31, 2014 to $13.5 million at June 30, 2015 or 1.62% and 1.73% of total loans held for investment as of June 30, 2015 and December 31, 2014, respectively.

Book value per common share increased from $9.45 at December 31, 2014 to $9.94 at June 30, 2015. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 9.0% at June 30, 2015, within the Corporation’s target range of 8.00% to 10.50%.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the Company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	June 30,	December 31,	June 30,
	2015	2014	2014
(In Thousands Except for Share and Per Share Data)	(Unaudited)		(Unaudited)

ASSETS

Cash and due from banks	$12,314	$9,804	$11,702

Interest-bearing balances and federal funds sold	79,186	46,225	36,119

Investment securities:
Available-for-sale, at fair value	138,617	125,080	114,227
Held-to-maturity, at amortized cost (fair value of $14,319, $14,378 and $12,308)	14,299	14,309	12,412
Total investment securities	152,916	139,389	126,639

Restricted Stock, at amortized cost	7,471	8,961	5,361

Loans held for sale - at fair value	50,297	45,026	51,001

Loans held for investment net of allowance for loan losses of $13,509, $13,399 and $13,211, respectively	820,733	763,204	726,914

Premises, equipment and land, net	6,909	6,926	8,326

Other assets	36,296	33,345	33,125

Total assets	$1,166,122	$1,052,880	$999,187

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$339,266	$252,875	$271,225

Savings and interest-bearing deposits	240,060	233,773	235,704

Time deposits	326,076	268,795	284,824

Total deposits	905,402	755,443	791,753

Short-term borrowings	138,079	185,635	100,453

Long-term borrowings	10,000	-	-

Other liabilities and accrued expenses	8,126	12,898	10,845

Total Liabilities	1,061,607	953,976	903,051

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding,10,519,376, 10,469,569 and 10,422,324 shares, respectively	8,783	8,742	8,703

Additional paid in capital	19,491	18,538	17,994

Retained earnings	76,682	72,168	70,205

Accumulated other comprehensive income (loss), net	(441)	(544)	(766)

Total shareholders' equity	104,515	98,904	96,136

Total liabilities and shareholders' equity	$1,166,122	$1,052,880	$999,187

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
(In Thousands Except for Share and Per Share Data)	(unaudited)		(unaudited)

INTEREST INCOME
Interest and fees on loans	$9,971	$8,854	$19,405	$17,313

Interest on federal funds sold and bank balances	34	27	61	45

Interest and dividends on securities	782	621	1,597	1,089
Total interest income	10,787	9,502	21,063	18,447

INTEREST EXPENSE
Interest on deposits	867	787	1,600	1,515

Interest on other borrowings	113	52	214	128
Total interest expense	980	839	1,814	1,643
Net interest income	9,807	8,663	19,249	16,804

Provision for loan losses	150	-	150	-
Net interest income after provision for loan losses	9,657	8,663	19,099	16,804

NONINTEREST INCOME
Service charges and fees	218	181	415	358

Gain on sale of loans	5,705	3,787	9,276	5,515

Other Income	1,158	1,348	3,695	2,699
Total noninterest income	7,081	5,316	13,386	8,572

NONINTEREST EXPENSE
Salaries and benefits	6,999	5,952	13,716	10,839

Occupancy and equipment	742	660	1,496	1,367

Other operating expense	2,913	2,606	5,688	4,669
Total noninterest expense	10,654	9,218	20,900	16,875
Income before income tax	6,084	4,761	11,585	8,501

Income tax expense	2,100	1,697	4,028	3,023
NET INCOME	3,984	3,064	7,557	5,478

Earnings per common share:
Basic	$0.38	$0.29	$0.72	$0.52
Diluted	$0.38	$0.29	$0.72	$0.52

Average outstanding shares:
Basic	10,518,939	10,411,085	10,496,152	10,401,083
Diluted	10,590,882	10,454,712	10,554,052	10,450,899

Performance and Capital Ratios

	Three Months	Three Months	Six Months	Six Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,	December 31,
(Dollars In Thousands)	2015	2015	2015	2014	2014

Return on average assets (annualized)	1.44%	1.36%	1.40%	1.20%	1.45%
Return on average equity (annualized)	15.54%	14.19%	14.87%	11.69%	14.47%
Net interest margin	3.67%	3.72%	3.69%	3.79%	3.80%
Efficiency ratio - Bank only	48.66%	50.51%	49.54%	49.67%	48.96%
Total average equity to earning assets	9.58%	9.93%	9.75%	10.56%	10.37%

Averages
Assets	$1,108,029	$1,050,296	$1,079,322	$912,396	$958,067
Loans held for investment	814,393	781,990	798,281	709,593	721,863
Loans held for sale	59,154	38,065	48,667	23,129	31,288
Interest-bearing deposits & federal funds sold	54,026	46,828	50,447	40,661	44,939
Investment securities	142,644	147,385	145,001	111,791	128,446
Earning assets	1,070,016	1,014,351	1,042,337	887,172	927,845
Interest-bearing deposits	535,671	499,467	517,669	470,755	477,267
Total deposits	839,035	760,105	799,788	690,913	715,385
Repurchase agreements & federal funds purchased	22,506	22,695	22,600	21,719	21,129
Short term borrowings	125,736	157,555	141,558	96,354	115,471
Long-term borrowings	10,000	556	5,304	-	-
Equity	$102,560	$100,754	$101,662	$93,703	$96,227

Banking segment - income before taxes	$5,134	$4,930	$10,064	$8,885	$18,889
Mortgage segment - income before taxes	$1,383	$1,012	$2,395	$586	$5,043
Wealth Management segment - loss before taxes	$(124)	$(132)	$(256)	$(156)	$(350)
Other segments - loss before taxes	$(309)	$(309)	$(618)	$(814)	$(2,072)

Allowance for loan losses/loans held for investment	1.62%	1.68%	1.62%	1.78%	1.73%
Total NPA	7,427	6,784	7,427	1,872	1,622
NPA to total assets	0.64%	0.63%	0.64%	0.19%	0.15%

Mortgage loan originations and brokered loans	$145,223	$114,541	$259,764	$179,820	$408,346
Gain on sale of mortgage loans net hedging activity	$5,959	$3,058	$9,017	$6,026	$12,779
Allowance for losses on mortgage loans sold	$1,187	$1,187	$1,187	$4,633	$1,198

Wealth Management segment - assets under management	$546,000	$523,000	$546,000	$454,000	$450,372

Book value per common share	$9.94	$9.75	$9.94	$9.22	$9.45

Composition of Loan Portfolio

	June 30, 2015		March 31, 2015		December 31, 2014
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$222,012	26.61%	$210,131	26.46%	$199,442	25.68%
Commercial real estate - non-owner occupied	134,585	16.13	123,387	15.54	125,442	16.15
Residential real estate	198,418	23.79	191,914	24.16	194,213	25.01
Commercial	223,756	26.82	219,623	27.65	210,278	27.08
Real estate construction	47,037	5.64	43,290	5.45	41,080	5.29
Consumer	8,434	1.01	5,869	0.74	6,148	0.79
Total loans	$834,242	100.00%	$794,214	100.00%	$776,603	100.00%
Less allowance for loan losses	13,509		13,331		13,399
	$820,733		$780,883		$763,204

Composition of Deposits

	June 30, 2015		March 31, 2015		December 31, 2014
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$339,266	37.47%	$290,294	36.92%	$252,875	33.47%
Interest-bearing demand deposits	110,294	12.18	127,504	16.21	116,654	15.44
Savings and money market	113,909	12.58	103,460	13.16	101,409	13.42
CDARS-time deposits	90,523	10.00	127,669	16.24	148,142	19.61
CDARS-money market	15,647	1.73	15,632	1.99	15,497	2.06
Brokered deposits	113,402	12.53	13,213	1.68	13,344	1.77
Time deposits	122,361	13.51	108,547	13.80	107,522	14.23
Total Deposits	$905,402	100.00%	$786,319	100.00%	$755,443	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	June 30, 2015			June 30, 2014
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$142,443	$782	2.20%	$122,698	$621	2.02%
Loans held for sale	59,154	564	3.81%	27,502	297	4.32%
Loans(1)	814,393	9,407	4.62%	720,634	8,557	4.75%
Interest-bearing balances and federal funds sold	54,026	34	0.25%	42,055	27	0.26%
Total interest-earning assets	1,070,016	10,787	4.03%	912,889	9,502	4.16%
Noninterest-earning assets:
Cash and due from banks	11,244			9,223
Premises, land and equipment	6,971			8,383
Other assets	33,246			27,140
Less: allowance for loan losses	(13,448)			(13,183)
Total noninterest-earning assets	38,013			31,563
Total Assets	$1,108,029			$944,452

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$111,282	$62	0.22%	$109,602	$62	0.23%
Money market deposit accounts	111,765	55	0.20%	115,355	58	0.20%
Savings accounts	10,098	10	0.40%	3,353	3	0.36%
Time deposits	302,526	740	0.98%	271,125	664	0.98%
Total interest-bearing deposits	535,671	867	0.65%	499,435	787	0.63%
Borrowings:
FHLB short-term borrowings	125,736	77	0.24%	76,978	47	0.24%
Securities sold under agreements to repurchase and federal funds purchased	22,506	6	0.11%	20,082	5	0.10%
FHLB long-term borrowings	10,000	30	1.20%	-	-	0.00%
Total borrowings	158,242	113	0.29%	97,060	52	0.21%
Total interest-bearing deposits and borrowings	693,913	980	0.56%	596,495	839	0.56%
Noninterest-bearing liabilities:
Demand deposits	303,364			243,602
Other liabilities	8,192			9,555
Total liabilities	1,005,469			849,652
Shareholders' Equity	102,560			94,800
Total Liabilities and Shareholders' Equity	$1,108,029			$944,452

Interest Spread(2)			3.47%			3.60%

Net Interest Margin(3)		$9,807	3.67%		$8,663	3.80%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Six Months Ended

	June 30, 2015			June 30, 2014
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$144,942	$1,597	2.20%	$113,789	$1,089	1.91%
Loans held for sale	48,667	926	3.81%	23,129	499	4.31%
Loans(1)	798,281	18,479	4.63%	709,593	16,814	4.74%
Interest-bearing balances and federal funds sold	50,447	61	0.24%	40,661	45	0.22%
Total interest-earning assets	1,042,337	21,063	4.04%	887,172	18,447	4.16%
Noninterest-earning assets:
Cash and due from banks	10,579			8,420
Premises, land and equipment	6,935			8,381
Other assets	32,864			21,604
Less: allowance for loan losses	(13,393)			(13,182)
Total noninterest-earning assets	36,985			25,223
Total Assets	$1,079,322			$912,396

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$115,958	$127	0.22%	$107,719	$120	0.22%
Money market deposit accounts	111,137	109	0.20%	114,740	115	0.20%
Savings accounts	8,979	17	0.38%	3,112	5	0.32%
Time deposits	281,595	1,347	0.96%	245,184	1,275	1.04%
Total interest-bearing deposits	517,669	1,600	0.62%	470,755	1,515	0.64%
Borrowings:
FHLB short-term borrowings	141,558	171	0.24%	96,354	117	0.24%
Securities sold under agreements to repurchase and federal funds purchased	22,600	11	0.10%	21,719	11	0.10%
FHLB long-term borrowings	5,304	32	1.21%	-	-	0.00%
Total borrowings	169,462	214	0.25%	118,073	128	0.22%
Total interest-bearing deposits and borrowings	687,131	1,814	0.53%	588,828	1,643	0.56%
Noninterest-bearing liabilities:
Demand deposits	282,119			220,158
Other liabilities	8,410			9,707
Total liabilities	977,660			818,693
Shareholders' Equity	101,662			93,703
Total Liabilities and Shareholders' Equity	$1,079,322			$912,396

Interest Spread(2)			3.51%			3.60%

Net Interest Margin(3)		$19,249	3.69%		$16,804	3.79%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100